EX-31.1

                   CHEFS INTERNATIONAL, INC. AND SUBSIDIARIES

EXHIBIT 31.1

                               PRINCIPAL EXECUTIVE
                         AND PRINCIPAL FINANCIAL OFFICER
                                  CERTIFICATION

                                -----------------

I, ANTHONY C. PAPALIA, PRINCIPAL EXECUTIVE AND PRINCIPAL FINANCIAL OFFICER OF CHEFS INTERNATIONAL, INC. (THE "COMPANY") DO HEREBY CERTIFY THAT:

         (1) I have reviewed this annual report on Form 10-KSB of the Company for the fiscal year ended January 25, 2004;

         (2) Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

         (3) Based on my knowledge, the financial statements and other financial information included in this annual report, fairly present in all material respects, the financial condition, results of operations and cash flows of the Company as, of, and for, the period presented in this annual report;

         (4) I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d - 14(c)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the Company and I have:

              (a) designed such disclosure controls and procedures to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this annual report was being prepared;

              (b) designed such internal controls over financial reporting, or caused such internal controls over financial reporting to be designed under my supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

              (c) evaluated the effectiveness of the Company's disclosure controls and procedures and presented in this annual report, my conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

              (d) disclosed in this annual report any change in the Company's internal controls over financial reporting that occurred during the Company's most recent fiscal year (ended January 25, 2004) that has materially affected, or is reasonably likely to materially affect, the Company's internal controls over financial reporting; and

         (5) I have disclosed, based on my most recent evaluation of internal controls over financial reporting, to the Company's auditors and the Company's board of directors:

              (a) all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting, which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information; and


              (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial; reporting.


DATED:   APRIL 22, 2004
                                                  /s/ Anthony C. Papalia
                                                  ------------------------------
                                                  Anthony C. Papalia
                                                  Principal Executive and
                                                  Principal Financial Officer
                                                  Chefs International, Inc.